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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                              SkillSoft Corporation
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               (Exact name of registrant as specified in charter)


 Delaware                         000-28823                 02-0496115
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(State or other juris-            (Commission               (IRS Employer
diction of incorporation)         File Number)              Identification No.)


20 Industrial Park Drive, Nashua, New Hampshire                03062
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (603) 324-3000


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On August 14, 2002, SkillSoft Corporation issued a press release announcing its financial results for the quarter ended July 31, 2002. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.    Description
-----------    -----------

99.1           Press release dated August 14, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SKILLSOFT CORPORATION


                                        By: /s/ Charles E. Moran
                                           -------------------------------------
                                           Charles E. Moran
                                           President and Chief Executive Officer

DATE: August 14, 2002


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press release dated August 14, 2002.